UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders.

Managed High Yield Plus Fund Inc.
Semiannual Report
November 30, 2007

Managed High Yield Plus Fund Inc.

January 15, 2008

Dear shareholder,
 This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2007.

Performance
Over the six-month period, the Fund declined 10.81% on a net asset value basis and 19.26% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged), posted declines of 5.70% and 14.62% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), declined 2.60% during that time. (For more performance information, please refer to “Performance at a glance” on page 7.)	Managed High Yield Plus Fund Inc.

Investment goals:
Primarily, high income; secondarily, capital appreciation

Portfolio Manager:
Thomas N. Haag, CFA UBS Global Asset Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

The Fund’s underperformance during the period was largely due to its investment selection, which emphasized investments in certain types of lower-rated bonds. The prices of these lower-rated bonds were more sensitive to volatility, and fell in the wake of turmoil in the high-yield markets. The Fund’s use of leverage magnified the effects of the bonds’ weakness, although the Fund was only moderately more leveraged than its peers. We discuss the specifics in more detail later in this letter.

An interview with Portfolio Manager Thomas Haag
Q.	What was the economic environment during the Fund’s semiannual reporting period?
A.	The US economy appeared to strengthen during the six-month reporting period. The economy picked up steam in the second quarter of 2007, boosted by improving manufacturing activity. During this period, GDP growth was a solid 3.8%. The Commerce Department then reported that its final estimate for third quarter GDP growth was 4.9%. Despite the weak housing market, issues related to subprime mortgages, and

Managed High Yield Plus Fund Inc.

Why did the Fund trade at a discount?
As the reporting period began, the Fund traded at a premium to its net asset value (“NAV”) per share. However, as the period progressed, it traded at a discount to its NAV. We believe that this reversal—which was seen in a majority of fixed income closed-end fund categories—was partly due to that fact that some investors sold their shares, buying what they perceived to be safer investments instead.

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

tighter credit conditions, economic growth remained robust due, in part, to strong consumer spending and increased exports.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed became more concerned about these issues. As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the federal funds rate since June 2003.

The Fed again lowered rates in October and once more in early December, following the conclusion of the reporting period. At the time of this writing, the federal funds rate stood at 4.25%, its lowest level since December 2005. In its statement released in conjunction with its December meeting, the Fed stated: “Incoming information

Managed High Yield Plus Fund Inc.

suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

Q.	How did the high yield market perform during the reporting period?
A.	As was the case with the overall financial markets, high yield bonds experienced periods of heightened volatility during the six-month reporting period. As the period began, high yield spreads—the difference in yields between high yield debt and US Treasury obligations—were an extremely low 240 basis points (2.40%) as measured by the Fund’s benchmark. (Lower spreads are generally associated with lower levels of risk aversion.) However, issues related to the subprime mortgage meltdown and the ensuing credit crunch triggered a massive “flight to quality” in July. During this time, investors flocked to the relative safety of high-quality government bonds, shunning lower-quality securities and favoring what they perceived to be safer investments. As a result, high yield bond prices fell, and spreads widened significantly.

The high yield market then rallied from August through October, as the Fed and other central banks added liquidity to the financial system. In addition, as discussed earlier, the Fed lowered short-term interest rates, further supporting high yield bond prices. However, the reporting period ended on a down note, as another flight to quality in November weighed upon the high yield market. By the end of November, high yield spreads had widened to 565 basis points (5.65%). All told, during the reporting period, the Merrill Lynch US High Yield Cash Pay Constrained Index declined 2.60%. In contrast, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 5.32% over the same period.

Q.	How did you position the Fund’s portfolio?
A.	Throughout much of the reporting period, the Fund was more aggressively positioned than its benchmark, as it held an overweight position in lower-rated CCC bonds or the equivalent. An obligation rated CCC by Standard and Poor’s, Inc.(1) is defined as “currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.”

(1)	Standard and Poor’s, Inc, (“S&P”), is a division of the Mc Graw-Hill Companies, Inc.

Managed High Yield Plus Fund Inc.

Following the selloff in June and July, we moved to increase the Fund’s exposure to risk slightly by buying higher-yielding securities. We then moved to a somewhat more conservative approach in October, given our trepidations regarding the economy and the possible impact on the high yield market. Ultimately, the greater-than-benchmark levels of risk maintained throughout the reporting period detracted from Fund performance. However, it is important to note that the level of leverage employed had a positive impact on the Fund’s dividend yield.

Q.	Which strategies and holdings enhanced results during the reporting period?
A.	The Fund generated income from its exposure to lower-duration bonds, which offered attractive yields. Duration measures a bond’s sensitivity to interest rate changes; holding bonds with lower-than-benchmark duration helped us to reduce the Fund’s risk in a volatile market environment.

The Fund also benefited from our strategy of holding “event-oriented” securities—the debt of companies that we believed would positively benefit from mergers and acquisitions. We also sought out securities that presented refinancing opportunities by targeting companies that were carrying high-cost debt on their balance sheets. These companies stood to benefit from lowering their debt costs by tendering for their debt (offering to buy it back from debt holders), and then reissuing that debt at current lower levels. To entice investors to give up high coupon bonds, issuers pay a “tender premium.”

Q.	Which strategies or investments detracted from the Fund’s performance?
A.	During the flights to quality that occurred in the high yield bond market during the period, our overweight to lower-quality, CCC rated securities (or the equivalent) detracted from the Fund’s results, as did our holdings in the restaurant sector.

We also selectively invested in short-term bonds issued by companies in the financial sector. In particular, we focused on financial companies that were offering attractive yields and were believed to have ample liquidity to meet their short-term debt obligations. Thus far, we have not been rewarded for holding these securities.

Given the weakness in the high yield bond markets, the Fund’s use of leverage—which magnifies returns on both the upside and the downside—further detracted from performance during the period.

Managed High Yield Plus Fund Inc.

However, we continued to maintain an amount of leverage in the Fund in an effort to achieve one of the Fund’s goals—providing a competitive dividend yield relative to its peers.(2)

Q.	What is your outlook for the economy and the high yield market?
A.	While the risk of a recession has increased, we believe it’s possible that the US economy could continue to expand in upcoming quarters, but at a much more modest pace. In our view, the current high yield spreads remain at reasonable levels, although some additional widening may occur if another bout of risk aversion should hit the high yield market. Given this outlook, we continue to adopt a somewhat more conservative stance in the Fund relative to our earlier positioning at the beginning of the reporting period. As always, we plan to continue to actively manage the Fund’s portfolio and seek out compelling opportunities in the marketplace.

(2)	Leverage creates a wider range of returns within the Fund’s peer group, depending on the degree of leverage employed. As of November 30, 2007, leverage accounted for approximately 32% of the Fund’s total assets.

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Thomas N. Haag
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2007. The views and opinions in the letter were current as of January 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/07

				Since
Net asset value returns	6 months	1 year	5 years	inception(1)

Managed High Yield Plus Fund Inc.	(10.81)%	(4.20)%	11.42%	(0.66)%

Lipper High Current Yield Funds
(Leveraged) median	(5.70)	2.16	14.32	3.92

Market price returns

Managed High Yield Plus Fund Inc.	(19.26)%	(13.03)%	9.80%	(1.33)%

Lipper High Current Yield Funds
(Leveraged) median	(14.62)	(8.10)	9.89	1.77

Index returns

Merrill Lynch US High Yield Cash Pay
Constrained Index(2)	(2.60)%	3.26%	10.65%	5.69%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	Since inception returns for the Fund are calculated from the date of the Fund’s inception on June 26, 1998. Inception returns for the Lipper High Current Yield Funds (Leveraged) median and Merrill Lynch US High Yield Cash Pay Constrained Index are calculated from the month-end closest to the Fund’s inception: June 30, 1998.

(2)	The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited) (1)

Characteristics	11/30/07		05/31/07		11/30/06

Net assets (mm)	$253.7		$299.3		$291.5

Weighted average maturity	6.7 yrs		6.2 yrs		5.8 yrs

Leverage(2)	32.3%		30.9%		31.8%

Portfolio composition(3)	11/30/07		05/31/07		11/30/06

Corporate bonds	99.8%		94.5%		98.9%

Warrants	0.2		0.2		0.2

Stocks and other equity securities	0.0 (4)		0.0 (4)		0.0 (4)

Cash equivalents	—		5.3		0.9

Total	100.0%		100.0%		100.0%

Credit quality(3)	11/30/07		05/31/07		11/30/06

BB & higher	9.2%		6.5%		4.2%

B	69.5		66.0		71.3

CCC & lower	19.3		20.7		22.7

Not rated	1.8		1.3		0.7

Equity/preferred	0.2		0.2		0.2

Cash equivalents	—		5.3		0.9

Total	100.0%		100.0%		100.0%

Top 5 bond holdings(3)	11/30/07		05/31/07		11/30/06

Xerox Capital Trust	1.9%	Bluewater Finance	1.9%	Levi Strauss	1.9%

Univision				Sungard Data
Communications	1.9	Ford Motor Credit	1.8	Systems	1.6

				Wheeling Island
Ford Motor Credit	1.8	Levi Strauss	1.7	Gaming	1.5

Harland Clarke	1.8	Sungard Data Systems	1.6	American Cellular	1.5

		Bowater Canada
Residential Capital LLC	1.8	Finance	1.5	Bluewater Finance	1.4

Total	9.2%		8.5%		7.9%

Top five sectors(3)	11/30/07		05/31/07(5)		11/30/06

Gaming	9.9%	Paper/forest products	9.0%	Chemicals	9.7%

Paper/forest products	9.5	Gaming	8.2	Gaming	8.7

Building materials	7.5	Building materials	6.0	Printing & publishing	6.6

Media-broadcast/outdoor	5.5	Media-publishing	5.3	Telecommunications	6.5

Media-publishing	4.7	Consumer services	4.8	Technology	6.5

Total	37.1%		33.3%		38.0%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.
(2)	As a percentage of total assets.
(3)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
(4)	Weighting represents less than 0.05% of total investments as of the date indicated.
(5)	Effective March 31, 2007 the Fund’s industry categorizations for portfolio holdings have been changed. The Fund’s advisor views the changes as relatively minor; however, prior portfolio statistics information may not be as comparable to current or future portfolio statistics as might have otherwise been the case.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—145.91%

Agriculture—1.23%
Southern States Cooperative, Inc.
10.500%, due 11/01/10(1),(2)	$3,000,000	$3,120,000

Automobile OEM—0.98%
General Motors
8.375%, due 07/15/33(2)	3,000,000	2,490,000

Automotive parts—3.70%
ArvinMeritor, Inc.
8.125%, due 09/15/15(2)	6,200,000	5,425,000

Stanadyne Corp.
10.000%, due 08/15/14(2)	4,000,000	3,900,000

TRW Automotive, Inc.
7.250%, due 03/15/17(1),(2)	55,000	51,013

		9,376,013

Building materials—10.93%
Coleman Cable, Inc.
9.875%, due 10/01/12(2)	4,850,000	4,607,500

CPG International, Inc.
10.500%, due 07/01/13(2)	6,000,000	5,760,000

Dayton Superior Corp.
13.000%, due 06/15/09	1,000,000	945,000

Interface, Inc.
10.375%, due 02/01/10(2)	4,075,000	4,268,562

Masonite Corp.
11.000%, due 04/06/15(2)	5,000,000	4,037,500

Masonite International Corp.
11.000%, due 04/06/15(2)	3,000,000	2,392,500

Propex Fabrics, Inc.
10.000%, due 12/01/12(2)	3,000,000	1,410,000

US Concrete, Inc.
8.375%, due 04/01/14(2)	4,800,000	4,296,000

		27,717,062

Business services/office equipment—5.62%
Harland Clarke Holdings
9.500%, due 05/15/15(2)	7,750,000	6,665,000

Invensys PLC
9.875%, due 03/15/11(1),(2)	576,000	606,240

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(continued)

Business services/office equipment—(concluded)
Xerox Capital Trust I
8.000%, due 02/01/27(2)	$7,000,000	$6,993,378

		14,264,618

Chemicals—6.16%
Equistar Chemicals LP
10.125%, due 09/01/08	1,714,000	1,773,990

Ineos Group Holdings PLC
8.500%, due 02/15/16(1),(2)	6,000,000	5,400,000

Momentive Performance
9.750%, due 12/01/14(1),(2)	2,500,000	2,318,750

10.125%, due 12/01/14(1),(2)	4,000,000	3,670,000

11.500%, due 12/01/16(1),(2)	1,000,000	887,500

Montell Finance Co. BV
8.100%, due 03/15/27(1),(2)	2,012,000	1,569,360

		15,619,600

Consumer products-durables—0.98%
Da-Lite Screen Co., Inc.
9.500%, due 05/15/11(2)	2,500,000	2,487,500

Consumer products-non durables—1.58%
Prestige Brands, Inc.
9.250%, due 04/15/12(2)	4,060,000	4,019,400

Consumer services—5.20%
Ahern Rentals, Inc.
9.250%, due 08/15/13(2)	4,750,000	4,061,250

Ashtead Holdings PLC
8.625%, due 08/01/15(1),(2)	2,000,000	1,740,000

Hertz Corp.
10.500%, due 01/01/16(2)	4,000,000	4,140,000

Sunstate Equipment Co.
10.500%, due 04/01/13(1),(2)	3,500,000	3,255,000

		13,196,250

Defense/aerospace—2.64%
Hawker Beechcraft Acquisition Co.
8.875%, due 04/01/15(1),(2)	5,750,000	5,678,125

9.750%, due 04/01/17(1),(2)	1,000,000	1,010,000

		6,688,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(continued)

Electric-generation—1.12%
Mirant Americas Generation LLC
9.125%, due 05/01/31(2)	$3,000,000	$2,850,000

Electronics—4.47%
NXP BV/NXP Funding LLC
9.500%, due 10/15/15(2)	6,000,000	5,460,000

Sanmina-SCI Corp.
8.125%, due 03/01/16(2)	5,000,000	4,425,000

8.444%, due 06/15/14(1),(2),(3)	1,500,000	1,455,000

		11,340,000

Entertainment—0.39%
Imax Corp.
9.625%, due 12/01/10(2)	1,000,000	987,500

Finance-captive automotive—2.68%
Ford Motor Credit Co. LLC
9.750%, due 09/15/10(2)	7,000,000	6,799,464

Finance-noncaptive diversified—1.70%
GMAC LLC
7.250%, due 03/02/11(2)	2,000,000	1,771,386

8.000%, due 11/01/31(2)	3,000,000	2,545,389

		4,316,775

Finance-noncaptive consumer—3.63%
Countrywide Financial Corp.
5.200%, due 02/27/08(2),(3)	500,000	463,648

Countrywide Home Loan
3.250%, due 05/21/08	2,450,000	2,181,674

Residential Capital LLC
6.224%, due 06/09/08(2),(3)	7,800,000	6,552,000

		9,197,322

Food—1.23%
Ameriqual Group LLC
9.500%, due 04/01/12(1),(2)	4,000,000	3,120,000

Gaming—14.50%
Circus & Eldorado Joint Venture
10.125%, due 03/01/12(2)	4,500,000	4,657,500

Inn Of The Mountain Gods Resort & Casino
12.000%, due 11/15/10(2)	4,400,000	4,603,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(continued)

Gaming—(concluded)
Jacobs Entertainment, Inc.
9.750%, due 06/15/14(2)	$6,000,000	$5,880,000

Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/14(1),(2)	3,000,000	3,030,000

MTR Gaming Group, Inc., Series B
9.750%, due 04/01/10(2)	2,525,000	2,525,000

Pokagon Gaming Authority
10.375%, due 06/15/14(1),(2)	3,200,000	3,424,000

River Rock Entertainment Authority
9.750%, due 11/01/11(2)	2,750,000	2,832,500

Tropicana Entertainment LLC/Finance Corp.
9.625%, due 12/15/14	5,000,000	3,475,000

Wheeling Island Gaming, Inc.
10.125%, due 12/15/09(2)	6,350,000	6,350,000

		36,777,500

Health care—4.02%
American Holding Co./EmCare Holding Co.
10.000%, due 02/15/15(2)	3,000,000	3,210,000

Community Health Systems
8.875%, due 07/15/15	4,900,000	4,949,000

HCA, Inc.
9.125%, due 11/15/14(2)	2,000,000	2,045,000

		10,204,000

Home construction—0.52%
Stanley Martin-Community LLC
9.750%, due 08/15/15(2)	2,000,000	1,330,000

Industrial-other—3.85%
ARAMARK Services, Inc.
8.411%, due 02/01/15(3)	5,145,000	4,990,650

Mobile Services Group, Inc.
9.750%, due 08/01/14(1),(2)	5,250,000	4,777,500

		9,768,150

Media-broadcast/outdoor—8.08%
CMP Susquehanna
9.875%, due 05/15/14(2)	5,775,000	4,851,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(continued)

Media-broadcast/outdoor—(concluded)
LIN Television Corp.
6.500%, due 05/15/13(2)	$2,000,000	$1,890,000

LIN Television Corp., Series B
6.500%, due 05/15/13(2)	1,750,000	1,653,750

Sirius Satellite Radio
9.625%, due 08/01/13(2)	3,450,000	3,337,875

Univision Communications
9.750%, due 03/15/15(1),(2)	7,400,000	6,882,000

Young Broadcasting, Inc.
10.000%, due 03/01/11(2)	2,358,000	1,886,400

		20,501,025

Media-cable—1.03%
CCH I Holdings LLC
10.000%, due 05/15/14(2)	3,000,000	1,912,500

Rainbow National Services LLC
10.375%, due 09/01/14(1),(2)	648,000	699,840

		2,612,340

Media-publishing—6.84%
American Color Graphics, Inc.
10.000%, due 06/15/10	2,250,000	1,305,000

American Media Operation, Series B
10.250%, due 05/01/09(2)	4,000,000	3,560,000

Hollinger, Inc.
12.875%, due 03/01/11(1),(4),*	975,000	146,250

Quebecor World Capital Corp.
8.750%, due 03/15/16(1),(2)	4,625,000	3,480,312

Sheridan Acquisition Corp.
10.250%, due 08/15/11(2)	5,500,000	5,500,000

Vertis, Inc., Series B
10.875%, due 06/15/09(2)	5,125,000	3,356,875

		17,348,437

Media-services—3.35%
Affinion Group, Inc.
10.125%, due 10/15/13(2)	4,000,000	4,010,000

Baker & Taylor, Inc.
11.500%, due 07/01/13(1),(2)	4,500,000	4,500,000

		8,510,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(continued)

Metals/mining excluding steel—2.58%
American Rock Salt Co. LLC
9.500%, due 03/15/14(2)	$3,000,000	$3,060,000

Neenah Corp.
9.500%, due 01/01/17(2)	4,000,000	3,480,000

		6,540,000

Packaging & containers—4.93%
Exopack Holding Corp.
11.250%, due 02/01/14(2)	4,000,000	3,940,000

Graham Packaging Co.
9.875%, due 10/15/14(2)	3,000,000	2,752,500

Stone Container Finance
7.375%, due 07/15/14(2)	6,250,000	5,812,500

		12,505,000

Paper/forest products—13.90%
Abitibi-Consolidated, Inc.
8.550%, due 08/01/10(2)	7,500,000	6,525,000

Ainsworth Lumber
7.250%, due 10/01/12(2)	7,500,000	4,425,000

Bowater Canada Finance
7.950%, due 11/15/11(2)	7,750,000	6,064,375

Bowater, Inc.
9.500%, due 10/15/12(2)	1,250,000	1,000,000

Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10(2)	5,000,000	4,800,000

Millar Western Forest
7.750%, due 11/15/13(2)	1,000,000	742,500

Newpage Corp.
10.000%, due 05/01/12(2)	4,000,000	4,080,000

12.000%, due 05/01/13(2)	1,000,000	1,045,000

Verso Paper Holdings LLC
9.125%, due 08/01/14(2)	1,000,000	993,750

11.375%, due 08/01/16(2)	5,500,000	5,582,500

		35,258,125

Real estate management services—2.19%
Realogy Corp.
12.375%, due 04/15/15(1),(2)	8,500,000	5,567,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(continued)

Retail-food & drug—0.58%
Susser Holdings LLC
10.625%, due 12/15/13(2)	$1,412,000	$1,475,540

Retail-restaurants—3.33%
Buffets, Inc.
12.500%, due 11/01/14(2)	4,500,000	2,148,750

Restaurant Co.
10.000%, due 10/01/13(2)	3,725,000	2,849,625

Sbarro, Inc.
10.375%, due 02/01/15(2)	2,000,000	1,740,000

VICORP Restaurants, Inc.
10.500%, due 04/15/11(2)	3,000,000	1,710,000

		8,448,375

Retail-specialty—2.81%
Brookstone Co., Inc.
12.000%, due 10/15/12(2)	4,400,000	4,180,000

GameStop Corp.
8.000%, due 10/01/12(2)	2,350,000	2,444,000

Sally Holdings LLC
10.500%, due 11/15/16(2)	500,000	497,500

		7,121,500

Steel producers/products—0.39%
Ryerson, Inc.
12.000%, due 11/01/15(1),(2)	1,000,000	981,250

Technology-hardware—2.80%
Freescale Semiconductor
8.875%, due 12/15/14(2)	1,200,000	1,096,500

10.125%, due 12/15/16(2)	7,000,000	6,002,500

		7,099,000

Technology-software—3.79%
Sungard Data Systems, Inc.
10.250%, due 08/15/15(2)	6,250,000	6,437,500

Unisys Corp.
8.500%, due 10/15/15(2)	3,500,000	3,176,250

		9,613,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Face
	amount	Value

Corporate bonds—(concluded)

Telecom-satellite—1.59%
Echostar DBS Corp.
6.625%, due 10/01/14(2)	$1,000,000	$1,012,500

Intelsat Subsidiary Holding Co. Ltd.
8.625%, due 01/15/15(2)	3,000,000	3,022,500

		4,035,000

Telecom-wireless—3.91%
American Cellular Corp., Series B
10.000%, due 08/01/11(2)	988,000	1,034,930

Centennial Communications Corp.
10.125%, due 06/15/13	500,000	522,500

Dobson Cellular Systems
9.875%, due 11/01/12(2)	2,000,000	2,185,000

US Unwired, Inc., Series B
10.000%, due 06/15/12(2)	1,750,000	1,869,501

Wind Acquisition Finance SA
10.750%, due 12/01/15(1),(2)	4,000,000	4,320,000

		9,931,931

Telecom-wirelines—2.38%
Citizens Communications
9.000%, due 08/15/31(2)	6,000,000	6,045,000

Telecommunications equipment—2.03%
Nortel Networks Ltd.
10.125%, due 07/15/13(1),(2)	5,000,000	5,137,500

Textile/apparel—1.26%
Rafaella Apparel Group
11.250%, due 06/15/11(2)	3,333,000	3,199,680

Transportation services—1.01%
Navios Maritime Holdings
9.500%, due 12/15/14	2,500,000	2,568,750

Total corporate bonds (cost—$407,112,830)		370,168,982

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

	Number of
Security description	shares/units	Value

Common stocks*—0.01%

Consumer services—0.00%
NCI Holdings, Inc.(5),(6)	5,456	$0

Energy-refining & marketing—0.00%
Orion Refining Corp.(5),(6)	1,253	0

Retail-restaurants—0.00%
American Restaurant Group, Inc.(5),(6)	129	0

Technology software—0.00%
Knology, Inc.	693	8,995

Telecom-wireless—0.01%
American Tower Corp., Class A(2)	636	28,964

Telecom-wirelines—0.00%
XO Holdings, Inc.(2)	1,052	2,083

Total common stocks (cost—$2,721,882)		40,042

Other equity security*—0.00%

Media-cable—0.00%
Adelphia Contingent Value Vehicle(5),(6),(7) (cost—$0)	2,000,000	0

	Number of
	warrants

Warrants*—0.22%

Building materials—0.00%
Dayton Superior Corp., strike @ $0.01 expires 06/15/09(5),(6),(8)	2,500	0

Energy-oilfield services—0.22%
Key Energy Services, Inc., strike @ $4.88 expires 01/15/09	4,500	557,438

Telecom-wirelines—0.00%
Pathnet, Inc., strike @ $0.01, expires 04/15/08(5),(6)	4,950	0

XO Holdings, Inc.,
Series A, strike @ $6.25, expires 01/16/10(2)	2,105	463

Series B, strike @ $7.50, expires 01/16/10(2)	1,578	205

Series C, strike @ $10.00, expires 01/16/10(2)	1,578	126

		794

Total warrants (cost—$46,560)		558,232

Total investments (cost—$409,881,272)—146.14%		370,767,256

Liabilities in excess of other assets—(46.14)%		(117,063,267)

Net assets—100.00%		$253,703,989

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2007 (unaudited)

*	Non-income producing.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 30.28% of net assets as of November 30, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Entire or partial amount pledged as collateral for bank loan.
(3)	Floating rate security. The interest rate shown is the current rate as of November 30, 2007.
(4)	Bond interest in default.
(5)	Illiquid securities representing 0.00% of net assets as of November 30, 2007.
(6)	Security is being fair valued by a valuation committee under the direction of the board of directors.
(7)	Represents contingent value vehicle (“CVV”) obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia’s third party lenders, accountants and other parties.
(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of November 30, 2007, is considered illiquid and restricted. (See table below for more information).

Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value at	percentage
Restricted security	date	cost	of net assets	11/30/07	of net assets

Dayton Superior Corp., warrants, expiring 06/15/09	06/09/00	$46,550	0.02%	$0	0.00%

GMAC	General Motors Acceptance Corporation
OEM	Original Equipment Manufacturer

Issuer breakdown by country or territory of origin

Percentage of total investments

United States	83.7%

Canada	9.6

United Kingdom	2.1

Netherlands	1.9

Luxembourg	1.2

Bermuda	0.8

Marshall Islands	0.7

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—November 30, 2007 (unaudited)

Assets:
Investments in securities, at value (cost—$409,881,272)	$370,767,256

Receivable for interest	10,306,427

Other assets	3,182

Total assets	381,076,865

Liabilities:
Payable for bank loan	123,250,000

Payable to custodian	2,168,609

Payable for investments purchased	1,006,389

Payable for interest on bank loan	606,292

Payable to investment manager and administrator	225,031

Accrued expenses and other liabilities	116,555

Total liabilities	127,372,876

Net assets:
Capital Stock—$0.001 par value; 200,000,000 shares authorized; 61,070,564 shares issued and outstanding	674,590,758

Accumulated undistributed net investment income	2,558,870

Accumulated net realized loss from investment activities	(384,331,623)

Net unrealized depreciation of investments	(39,114,016)

Net assets	$253,703,989

Net asset value per share	$4.15

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six
months ended
November 30, 2007
(unaudited)

Investment income:
Interest	$20,608,320

Expenses:
Interest expense, loan commitment and other loan fees	3,894,774

Investment management and administration fees	1,430,820

Custody and accounting fees	69,195

Professional fees	62,537

Reports and notices to shareholders	45,443

Stock exchange listing fees	29,307

Directors’ fees	11,251

Transfer agency fees	8,030

Insurance fees	5,918

Other expenses	7,125

5,564,400

Net investment income	15,043,920

Realized and unrealized losses from investment activities:
Net realized loss from investments	(1,681,753)

Net change in unrealized appreciation/depreciation of investments	(44,902,594)

Net realized and unrealized loss from investment activities	(46,584,347)

Net decrease in net assets resulting from operations	$(31,540,427)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	November 30, 2007	year ended
	(unaudited)	May 31, 2007

From operations:
Net investment income	$15,043,920	$31,954,853

Net realized losses from investments	(1,681,753)	(7,343,936)

Net change in unrealized appreciation/depreciation of investments	(44,902,594)	11,423,952

Net increase (decrease) in net assets resulting from operations	(31,540,427)	36,034,869

Dividends to shareholders from:
Net investment income	(14,646,949)	(30,338,282)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	555,290	2,464,681

Net increase (decrease) in net assets	(45,632,086)	8,161,268

Net assets:
Beginning of period	299,336,075	291,174,807

End of period	$253,703,989	$299,336,075

Accumulated undistributed net investment income	$2,558,870	$2,161,899

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the
six months ended
November 30, 2007
(unaudited)

Cash flows provided from (used for) operating activities:
Interest received	$20,582,435

Operating expenses paid	(1,719,620)

Interest paid	(3,955,342)

Sale of short-term portfolio investments, net	22,144,000

Purchase of long-term portfolio investments	(87,456,738)

Sale of long-term portfolio investments	68,019,759

Net cash provided from operating activities	17,614,494

Cash flows used for financing activities:
Dividends paid to shareholders	(14,091,659)

Paydown of bank loan	(12,500,000)

Net cash used for financing activities	(26,591,659)

Net decrease in cash	(8,977,165)

Cash at beginning of period	8,977,165

Cash at end of period	$—

Reconciliation of net increase in net assets resulting from operations to net cash provided from operating activities:
Net decrease in net assets resulting from operations	$(31,540,427)

Decrease in investments, at value	49,160,947

Decrease in receivable for interest	37,611

Decrease in other assets	35,226

Increase in payable to custodian	2,168,609

Decrease in payable for investments purchased	(2,101,684)

Decrease in payable for interest on bank loan	(60,568)

Decrease in payable to investment manager and administrator	(34,447)

Decrease in accrued expenses and other liabilities	(50,773)

Net cash provided from operating activities	$17,614,494

Non-cash financing transactions:
Reinvestment of dividends	$555,290

See accompanying notes to financial statements

(This page has been left blank intentionally)

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	November 30, 2007
	(unaudited)

Net asset value, beginning of period	$4.91

Net investment income	0.25	(1)

Net realized and unrealized gains (losses) from investment activities	(0.77)

Net increase (decrease) from operations	(0.52)

Dividends from net investment income	(0.24)

Net asset value, end of period	$4.15

Market price, end of period	$3.93

Total market price return(2)	(19.26)%

Total net asset value return(3)	(10.81)%

Ratios/supplemental data:

Net assets, end of period (000’s)	$253,704

Expenses to average net assets, including interest expense	4.02	%(4)

Expenses to average net assets, excluding interest expense	1.21	%(4)

Net investment income to average net assets	10.87	%(4)

Portfolio turnover	17%

Asset coverage(5)	$3,058

(1)	Calculated using the average shares method.
(2)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total net asset value return for the period of less than one year has not been annualized.
(4)	Annualized.
(5)	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

For the years ended May 31,

2007	2006	2005	2004	2003

$4.82	$4.87	$5.02	$4.75	$4.98

0.53 (1)	0.57	0.61	0.65	0.66

0.06	(0.05)	(0.11)	0.23	(0.23)

0.59	0.52	0.50	0.88	0.43

(0.50)	(0.57)	(0.65)	(0.61)	(0.66)

$4.91	$4.82	$4.87	$5.02	$4.75

$5.14	$4.78	$5.10	$5.42	$5.04

19.13%	5.26%	5.99%	20.92%	3.85%

12.93%	11.16%	9.86%	19.15%	10.92%

$299,336	$291,175	$291,990	$214,425	$198,229

3.88%	3.41%	2.37%	1.82%	2.20%

1.20%	1.24%	1.22%	1.16%	1.23%

10.88%	11.76%	11.89%	12.92%	15.03%

46%	40%	44%	53%	37%

$3,205	$3,069	$3,078	$3,430	$3,550

Managed High Yield Plus Fund Inc.

Notes to financial statements—November 30, 2007 (unaudited)

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc.

Managed High Yield Plus Fund Inc.

Notes to financial statements—November 30, 2007 (unaudited)

(“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

Managed High Yield Plus Fund Inc.

Notes to financial statements—November 30, 2007 (unaudited)

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements—November 30, 2007 (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended November 30, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $1,500,000. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program or some other form of compensation. Although the precise amount of this

Managed High Yield Plus Fund Inc.

Notes to financial statements—November 30, 2007 (unaudited)

compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has a $175 million committed credit facility (the “Facility”). Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $347,091,009 on November 30, 2007 as collateral for the Facility.

For the six months ended November 30, 2007, the Fund borrowed a daily average balance of $131,329,235 at a weighted average borrowing cost of approximately 5.83%.

Purchases and sales of securities
For the six months ended November 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $87,523,663 and $68,019,759, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2007 was as follows:

Distributions paid from:	2007

Ordinary income	$30,338,282

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending May 31, 2008.

Managed High Yield Plus Fund Inc.

Notes to financial statements—November 30, 2007 (unaudited)

At May 31, 2007, the Fund had a net capital loss carryforward of $375,955,598. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2008	$50,099,935

2009	71,221,921

2010	71,854,329

2011	95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

Total	$375,955,598

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $6,694,272 of net realized capital losses arising after October 31, 2006. Such losses are treated for tax purposes as arising on June 1, 2007.

For federal income tax purposes, which is substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at November 30, 2007 were as follows:

Tax cost of investments	$409,881,272

Gross unrealized appreciation (from investments having an excess of value over cost)	2,398,278

Gross unrealized depreciation (from investments having an excess of cost over value)	(41,512,294)

Net unrealized depreciation	$(39,114,016)

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,070,564 shares outstanding at November 30, 2007. Transactions in shares of common stock were as follows:

	Shares	Amount

For the six months ended November 30, 2007:
Shares issued through Dividend Reinvestment Plan	122,745	$555,290

For the year ended May 31, 2007:
Shares issued through Dividend Reinvestment Plan	507,052	$2,464,681

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG. As of September 30, 2007, UBS Global AM had approximately $162.7 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $801.1 billion in assets under management worldwide as of September 30, 2007.

Shareholder meeting information
 An annual meeting of shareholders of the Fund was held on September 20, 2007. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	53,330,988.363	1,617,121.129

Alan S. Bernikow	53,410,314.363	1,537,795.129

Richard R. Burt	53,408,858.363	1,539,251.129

Meyer Feldberg	53,380,337.363	1,567,772.129

Bernard H. Garil	53,435,138.363	1,512,971.129

Heather R. Higgins	53,577,933.363	1,370,176.129

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Managed High Yield Plus Fund Inc.

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent

Managed High Yield Plus Fund Inc.

General information (unaudited)

distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore,

Managed High Yield Plus Fund Inc.

General information (unaudited)

the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends

Managed High Yield Plus Fund Inc.

General information (unaudited)

they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 18, 2007, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Management and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. In addition, one of the Independent Directors and legal counsel to the Independent Directors met several times with management and representatives of PricewaterhouseCoopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Directors received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting to discuss matters related to the Fund and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment management and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the total expenses for the Fund. The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the first quintile, its Actual Management Fee was in the third quintile and its total expenses were in the fourth quintile for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management noted that the Fund’s total expenses, although in the fourth quintile, were close to the Expense Group’s median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-year and since inception periods ended April 30, 2007 and (b) annualized performance information for each year since inception through April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to the Fund’s benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the third quintile for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Management explained that long-term performance was impacted by a

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

number of defaulted and/or illiquid securities that were purchased by the portfolio during the initial portfolio manager’s tenure; that portfolio manager had ceased managing the Fund in 2000. Management noted that for the one- and three-year periods, a succeeding portfolio manager had repositioned the Fund’s portfolio, and the Fund’s returns for those periods were in the third quintile. In addition, management noted to the board that taking into account the volatility of the Performance Universe’s returns, the Fund’s return for each of the comparison periods noted above was close to the Performance Universe’s mean return. Management also reminded the board of a more recent portfolio management change. Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	John Penicook
Vice President and Secretary	Vice President

Investment Manager and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 29, 2008